Report of
 Independent
Registered Public
Accounting Firm

To the Board of
Directors and
Shareholders
 of Fremont Mutual
Funds, Inc.


In planning and
performing our audit
of the financial
statements of Fremont
Mutual Funds, Inc.
(the ?Company?) for
the year ended
October 31, 2004, we
considered its internal
control, including
control activities for
safeguarding
securities, in order to
determine our auditing
procedures for the
purpose of expressing
our opinion on the
financial statements
and to comply with the
requirements of Form
N-SAR, not to provide
assurance on internal
control.

The management of the
Company is
responsible for
establishing and
maintaining internal
control.  In fulfilling
this responsibility,
estimates and
judgments by
management are
required to assess the
expected benefits and
related costs of
controls.  Generally,
controls that are
relevant to an audit
pertain to the entity?s
objective of preparing
financial statements
for external purposes
that are fairly
presented in
conformity with
generally accepted
accounting principles.
Those controls include
the safeguarding of
assets against
unauthorized
acquisition, use or
disposition.

Because of inherent
limitations in internal
control, errors or
fraud may occur and
not be detected.  Also,
projection of any
evaluation of internal
control to future
periods is subject to
the risk that controls
may become
inadequate because of
changes in conditions
or that the
effectiveness of their
design and operation
may deteriorate.

Our consideration of
internal control would
not necessarily
disclose all matters in
internal control that
might be material
weaknesses under
standards established
by the Public
Company Accounting
Oversight Board
(United States).  A
material weakness, for
purposes of this
report, is a condition
in which the design or
operation of one or
more of the internal
control components
does not reduce to a
relatively low level
the risk that
misstatements caused
by error or fraud in
amounts that would be
material in relation to
the financial
statements being
audited may occur and
not be detected within
a timely period by
employees in the
normal course of
performing their
assigned functions.
However, we noted no
matters involving
internal control and its
operation, including
controls for
safeguarding
securities, that we
consider to be
material weaknesses
as defined above as of
October 31, 2004.

This report is intended
solely for the
information and use of
the Board of
Directors,
management and the
Securities and
Exchange Commission
and is not intended to
be and should not be
used by anyone other
than these specified
parties.





PricewaterhouseCoop
ers LLP
December 15, 2004